                                                                     EXHIBIT 4.1



   COMMON STOCK                                                $.01 PAR VALUE



     NUMBER                        PEGASUS                         SHARES
                                 SYSTEMS INC.


THIS CERTIFICATE IS TRANSFERABLE IN                           SEE REVERSE FOR
NEW YORK, NY AND DENVER, CO                                 CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            CUSIP 705906 10 5


THIS CERTIFIES THAT




is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $.01 PAR VALUE PER SHARE, OF

Pegasus Systems, Inc., a corporation organized under the laws of the State of Delaware, transferable on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by a registrar of the Corporation.

        Witness the facsimile seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.

Dated:

                /s/ RIC L. FLOYD           /s/ JOHN F. DAVIS III
                SECRETARY                  CHIEF EXECUTIVE OFFICER AND PRESIDENT


                    [PEGASUS SYSTEMS, INC. CORPORATE SEAL]


                COUNTERSIGNED AND REGISTERED:
                AMERICAN SECURITIES TRANSFER & TRUST, INC.
                P.O. Box 1596, Denver, Colorado 80201

                BY

                TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

                            PEGASUS SYSTEMS, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of (i) the designations, preferences, limitations and relative rights, if any, of the shares of each class of stock of the Corporation and
(ii) the variations in the relative rights and preferences of the respective series of each class of stock issuable in series in so far as they have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Requests may be directed to the Corporation or transfer agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM --       as tenants in common
         TEN ENT --       as tenants by the entireties
         JT TEN  --       as joint tenants with right of
                          survivorship and not as tenants
                          in common



 UNIF GIFT MIN ACT --                         Custodian
                      -----------------------           -----------------------
                             (Cust)                             (Minor)
                      under Uniform Gifts to Minors
                      Act
                         ------------------------------------------------------
                                                  (State)
 UNIF TRF MIN ACT  --               Custodian (until age             )
                      -------------                     -------------
                         (Cust)
                                     under Uniform Transfers
                      --------------
                         (Minor)
                      to Minors Act
                                    -------------------------------------------
                                                     (State)


   Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

For Value Received,                        hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

   [                            ]

--------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                         POSTAL ZIP CODE, OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         shares
------------------------------------------------------------------------
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint attorney-in-fact
---------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ----------------------------


NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


X
 -----------------------------------
         (SIGNATURE)


X
 -----------------------------------
         (SIGNATURE)



--------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
--------------------------------------------------------------------------------
SIGNATURE(S) GUARANTEED BY:





--------------------------------------------------------------------------------